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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 1999



                         FITZGERALDS GAMING CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



            0-26518                                        88-0329170
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    (Commission File Number)                   (IRS Employer Identification No.)



                   301 FREMONT STREET, LAS VEGAS, NEVADA 89101
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               (Address of principal executive offices) (Zip code)



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      (Registrant's telephone number, including area code): (702) 388-2400



                                       NA
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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On May 13, 1999, Fitzgeralds Gaming Corporation issued the press release attached hereto as Exhibit 1 and which is incorporated by reference herein.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 14, 1999          FITZGERALDS GAMING CORPORATION
                             (Registrant)



                             By:           /s/ MICHAEL E. McPHERSON
                                 -----------------------------------------------
                                              Michael E. McPherson
                                 Senior Vice President, Chief Financial Officer,
                                             Treasurer and Secretary





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                                  EXHIBIT INDEX


        Exhibit No.          Description
        -----------          -----------
             1               Press Release, dated May 14, 1999, of Fitzgeralds Gaming Corporation







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